Exhibit 99.1

ACKNOWLEDGEMENT AND AGREEMENT

This Acknowledgment and Agreement (this “Agreement”) is made as of October 31, 2013 (the “Effective Date”), by and between MANNKIND CORPORATION, a Delaware corporation (the “Company”), and THE MANN GROUP LLC (“The Mann Group”).

WHEREAS, The Mann Group is the holder of that certain Warrant to Purchase Common Stock, issued on December 21, 2012 (the “Warrant”);

WHEREAS, pursuant to Section 9 of the Warrant, the provisions of the Warrant may be amended only if the Company has obtained the written consent of the holder thereof;

WHEREAS, the Company and The Mann Group are parties to that certain Amended and Restated Promissory Note, dated as of October 18, 2012 (the “Note”);

WHEREAS, Section 12 of the Note provides that any provision of the Note may be amended or waived with the written consent of the Company and The Mann Group; and

WHEREAS, the parties hereto desire to amend the Note and the Warrant as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendment of the Note.

(a) The second paragraph of the Note is hereby amended by striking the reference to “Three Hundred and Fifty Million Dollars ($350,000,000)” and replacing it with “Three Hundred Seventy Million Dollars ($370,000,000)”.

(b) Section 1 of the Note is hereby amended by striking “January 1, 2014” and replacing it with “January 5, 2020”.

(c) Section 4.1 of the Note is hereby amended and restated to read in its entirety as follows:

“4.1 Payment on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof, unless otherwise consented to by Lender at or prior to the time of such payment.”

(d) Section 4.2 of the Note is hereby amended and restated to read in its entirety as follows:

“4.2 This Note may be prepaid in whole or in part without penalty or premium. Any partial prepayment made pursuant to this Section 4.2 shall be applied to interest first and then to principal, and shall be applied to the oldest outstanding

Advance first, unless otherwise consented to by Lender at or prior to the time of such prepayment. At the time of any prepayment of principal hereunder, Borrower shall also pay all accrued and unpaid interest on the amount prepaid through the date of prepayment.”

(e) Section 5 of the Note is hereby amended and restated to read in its entirety as follows:

“5. Loan Requests. Provided that no Event of Default has occurred and is continuing, from and after the date hereof and through and including December 31, 2019, Lender shall make available to Borrower for borrowings by Borrower from time to time a principal amount of Three Hundred Seventy Million Dollars ($370,000,000) (each, an “Advance”) less the aggregate amount of principal indebtedness repaid or otherwise cancelled from time to time hereunder. For purposes of clarification, as of October 31, 2013, an aggregate principal amount of $212,334,500 has been previously repaid or otherwise cancelled hereunder, which does not include the $78,000,000 of principal indebtedness that is expected to be cancelled hereunder as payment for the aggregate exercise price of the Warrant to Purchase Common Stock issued to Lender on December 21, 2012. Whenever Borrower desires an Advance hereunder, Borrower shall notify Lender by facsimile with a transmission confirmation or by electronic mail as long as a read receipt is requested and received no later than 4:00 p.m. Pacific time, sixty (60) calendar days prior to the date on which the Advance is requested to be made. At the time of any Advance (or at the time of receipt of any payment of principal), Lender shall make or cause to be made, an appropriate notation on the Exhibit A attached hereto reflecting the amount of such Advance (or the amount of such payment). The outstanding amount of this Note set forth on such Exhibit A shall be prima facie evidence of the principal amount thereof outstanding, but the failure to record, or any error in so recording, shall not limit or otherwise affect the obligations of Borrower to make payments of principal of or interest on this Note when due.”

2.	AMENDMENT OF THE NOTE AND WARRANT.

(a) Notwithstanding anything to the contrary contained in the Note or Warrant, in the event of any Cash Exercise (as defined in the Warrant) under Section 1(a) of the Warrant, the Aggregate Exercise Price of any and all Warrant Shares (as defined in the Warrant) may be paid by cancellation of principal indebtedness under the Note. For clarity, notwithstanding Section 4.2 of the Note, any such cancellation of indebtedness shall be applied only to the outstanding principal balance under the Note and not to any accrued interest.

(b) The form of Exercise Notice attached as Exhibit A to the Warrant is hereby amended and restated in its entirety to read as set forth on Exhibit A hereto.

3. CAPITALIZATION OF ACCRUED INTEREST. Pursuant to Section 2 of the Note, the parties hereto hereby acknowledge and agree that all accrued and unpaid interest that becomes due and payable in connection with the cancellation of principal indebtedness under the Note as payment for the Aggregate Exercise Price of any Warrant Shares will be paid-in-kind and capitalized, and, notwithstanding anything to the contrary in Section 5 of the Note, such paid-in-kind interest shall thereupon constitute outstanding principal and an “Advance” for all purposes under the Note.

4. COUNTERPARTS; FACSIMILE. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Facsimile and electronic (PDF) signatures shall be as effective as original signatures.

5. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

6. EFFECT OF AGREEMENT. Except as specifically amended by this Agreement, all other terms and conditions of the Note and Warrant shall remain unchanged and in full force and effect.

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IN WITNESS WHEREOF, the undersigned have executed this Acknowledgment and Agreement as of the date first written above.

MANNKIND CORPORATION

By:	/s/ Matthew J. Pfeffer
Name:	Matthew J. Pfeffer
Title:	Chief Financial Officer

THE MANN GROUP LLC

By:	/s/ Alfred E. Mann
Name:	Alfred E. Mann
Title:	Managing Member

[SIGNATURE PAGE TO ACKNOWLEDGMENT AND AGREEMENT]

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

MANNKIND CORPORATION

The undersigned holder hereby exercises the right to purchase of the shares of Common Stock (“Warrant Shares”) of MannKind Corporation, a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	Cash Exercise under Section 1(a).

☐	Cashless Exercise under Section 1(c).

2. Cash Exercise. If the Holder has elected a Cash Exercise, the Holder shall pay the sum of, or cancel principal indebtedness owed by the Company to Holder in the amount of, $        to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder                 Warrant Shares in accordance with the terms of the Warrant.

4. Representations and Warranties. By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that the representations set forth in Section 6 are true and correct on the date hereof, and acknowledges and agrees to the transfer limitations with respect to the Warrant Shares set forth in Section 6.

DATED:

(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

Registered Holder

Address:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice.

MANNKIND CORPORATION

By:
Name:
Title: